                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 28, 2001
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)

                            Tidel Technologies, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                           0-17288                     75-2193593
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(State or Other Jurisdiction      (Commission                 (IRS Employer
of Incorporation)                 File Number)                Identification No.)

       5847 San Felipe, Suite 900, Houston, TX                    77057
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       (Address of Principal Executive Offices)                (Zip Code)

                                 (713) 783-8200
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                          ----------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.     Other Events.
                        ------------

            On June 28, 2001, Tidel  Technologies,  Inc. issued a press release, set forth as Exhibit 99.1 to this Current Report, announcing (1) the exercise by
Montrose Investments Ltd., the holder of $15 million principal amount of Tidel's
6%  Convertible  Debentures,  of its "put  right"  with  respect  to the  entire principal  amount and all accrued  interest and (2) its  agreement  with Liberty
Acorn Trust, the holder of the remaining $3 million  principal amount of Tidel's
6% Convertible  Debentures,  to extend their first "put date" from June 26, 2001 until July 10, 2001.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c)     Exhibits
                    --------

                    Exhibit No.       Exhibits
                    -----------       --------

                        99.1          Press Release of Tidel Technologies, Inc.
                                      dated June 28, 2001.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TIDEL TECHNOLOGIES, INC.

Dated: June 28, 2001                         By: /s/  Leonard Carr
                                                 -------------------------------
                                                 Name: Leonard Carr
                                                 Title: Senior Vice President